HERITAGE BANCSHARES, INC. AND SUBSIDIARY

                                  EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of Heritage Bancshares, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the three months ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                         /s/ John H. Mackey
                                         -------------------------------------
                                         John H. Mackey
                                         President and Chief Executive Officer


Date: November 14, 2002